EXECUTION VERSION

AMENDMENT NO. 1

TO CREDIT AGREEMENT

Amendment No. 1, dated as of June 12, 2013, to the Credit Agreement (as amended from time to time, the “Credit Agreement”), dated as of September 19, 2011, by and among The NASDAQ OMX GROUP,  INC. as borrower (the “Borrower”), BANK OF AMERICA, N.A. as Administrative Agent, Swingline Lender and Issuing Bank, and the Lenders party thereto. Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement.

WHEREAS, Section 9.02 of the Credit Agreement provides that the Credit Agreement may be amended by the Borrower and the Required Lenders; and

WHEREAS, the Borrower and the Required Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth below;

NOW, THEREFORE, it is hereby agreed as follows:

SECTION 1.    Amendments. The Credit Agreement is hereby amended as follows:

1.1    Subsection 2.04(a) of the Credit Agreement is hereby amended by (i) deleting the phrase “may, in its sole discretion,” and replacing it with the word “shall” and (ii) deleting the number “$50,000,000” and replacing it with the number “$200,000,000”;

1.2    Subsection 2.04(b) of the Credit Agreement is hereby amended by inserting the phrase: “(or, if the applicable Swingline Loan Notice was received by the Swingline Lender and the Administrative Agent not later than 8:00 a.m. on the requested borrowing date, and the funds are to be deposited to a designated account at Bank of America, no later than 9:45 a.m.)” immediately after the reference to “3:00 p.m.”.

SECTION 2.    Conditions to Effectiveness.  This Amendment shall become effective as of the of the date that each of the following conditions have been satisfied:

2.1    The Administrative Agent shall have received signed counterparts to this Agreement from the Borrower, the Swing Line Lender and Lenders constituting the Required Lenders; and

2.2    The Borrower shall have paid, in each case to the extent invoiced prior to the effective date of this Amendment, all amounts owing to the Administrative Agent in connection with this Amendment (including, without limitation, the reasonable fees and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent with respect thereto).

SECTION 3.    Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

3.1    The Borrower has the corporate or other power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the Borrower has taken all necessary corporate action or other action to authorize or ratify the execution, delivery and performance of this Amendment; the Borrower has duly executed and delivered this

Amendment and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity.

3.2    Each of the representations and warranties in the Credit Agreement and each other Loan Document are true and correct in all material respects (except to the extent that any representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date) and (b) both before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4    No Other Amendments.  Except as hereby amended, the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.  Except as expressly waived hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.  Nothing herein shall be deemed to entitle the parties hereto to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 5.    GOVERNING LAW.  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic means shall be equally effective as delivery of the original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile or other electronic means shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

SECTION 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.